SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported):  January 8, 2002

                        EWORLDMEDIA HOLDINGS, INC.
            (Exact Name of Registrant as Specified in Charter)


NEVADA                        0-14047             04-2392188
(State or Other Jurisdiction  (Commission         (IRS Employer
of Incorporation)             File Number)        Identification No.)

620 NEWPORT CENTER DRIVE, 11th FLOOR, NEWPORT BEACH, CA     92660
(Address of Principal Executive Offices)                    (Zip Code)

4766 SOUTH HOLLADAY BOULEVARD, HOLLADAY, UT  84117
(Former Address, if Changed Since the Last Report)

Registrant's telephone number, including area code:  (949) 718-0999

ITEM 7.  EXHIBITS

     Exhibit No.    Description of Exhibit

     99.1           Press release of January 8, 2003


ITEM 9.  REGULATION FD DISCLOSURE

     On January 8, 2003, eWorldMedia Holdings, Inc. issued a press release, a copy of which is attached hereto as exhibit 99.1 and the contents of which are incorporated herein by this reference. In accordance with General Instruction B.2. of Form 8-K, the information contained in such press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        eWorldMedia Holdings, Inc.

Date:  January 8, 2003                  /s/ Ronald C. Touchard
                                        Ronald C. Touchard, President